UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 5, 2011

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

                         State of Hawaii

(State or other jurisdiction of incorporation)

              900 Richards Street, Honolulu, Hawaii  96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                                   None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01  Entry into a Material Definitive Agreement.

HEI

Effective December 5, 2011, HEI and a syndicate of eight financial institutions entered into an amendment to their revolving unsecured credit agreement. The amendment revised the pricing of HEI’s $125 million line of credit facility (with a letter of credit sub-facility) and extended the term of the facility to December 5, 2016. Any draws on the facility bear interest at the “Adjusted LIBO Rate,” as defined in the agreement, plus 150 basis points. Annual fees on undrawn commitments are 25 basis points. The amended agreement contains provisions for revised pricing in the event of a long-term ratings change. For example, a ratings downgrade of HEI’s long-term rating (e.g., from BBB/Baa2 to BBB-/Baa3 by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), respectively) would result in a commitment fee increase of 5 basis points and an interest rate increase of 25 basis points on any drawn amounts. On the other hand, a ratings upgrade (e.g., from BBB/Baa2 to BBB+/Baa1 by S&P or Moody’s, respectively) would result in a commitment fee decrease of 2.5 basis points and an interest rate decrease of 25 basis points on any drawn amounts. All other terms and covenants of the original credit agreement dated May 7, 2010 remain unchanged. (See HEI Exhibit 10.2 and Note 11 of HEI’s “Notes to Consolidated Financial Statements” in HEI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 for the original credit agreement and a description of the original credit agreement, respectively.)

This description of the amended credit agreement does not purport to be a complete description and is qualified in its entirety by reference to the amended credit agreement filed as HEI Exhibit 10.1, which is incorporated herein by reference.

HECO

Effective December 5, 2011, HECO and a syndicate of eight financial institutions entered into an amendment to their revolving unsecured credit agreement. The amendment revised the pricing of HECO’s $175 million line of credit facility (with a letter of credit sub-facility). The credit agreement as amended has an initial term which expires on December 3, 2012, but the term of the facility will extend to December 5, 2016 if the extension is approved by the Hawaii Public Utilities Commission. Any draws on the facility bear interest at the “Adjusted LIBO Rate,” as defined in the agreement, plus 150 basis points. Annual fees on undrawn commitments are 25 basis points. The amended agreement contains provisions for revised pricing in the event of a long-term ratings change. For example, a ratings downgrade of HECO’s long-term rating (e.g., from BBB/Baa2 to BBB-/Baa3 by S&P and Moody’s, respectively) would result in a commitment fee increase of 5 basis points and an interest rate increase of 25 basis points on any drawn amounts. On the other hand, a ratings upgrade (e.g., from BBB/Baa2 to BBB+/Baa1 by S&P or Moody’s, respectively) would result in a commitment fee decrease of 2.5 basis points and an interest rate decrease of 25 basis points on any drawn amounts. All other terms and covenants of the original credit agreement dated May 7, 2010 remain unchanged. (See HECO Exhibit 10.3 and Note 9 of HECO’s “Notes to Consolidated Financial Statements” in HECO’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 for the original credit agreement and a description of the original credit agreement, respectively.)

This description of the amended credit agreement does not purport to be a complete description and is qualified in its entirety by reference to the amended credit agreement filed as HECO Exhibit 10.2, which is incorporated herein by reference.

HEI and HECO intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI’s website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, HECO’s and American Savings Bank, F.S.B.’s (ASB) press releases, SEC filings and public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in the Company’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in the Company’s other SEC filings.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 above is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

HEI Exhibit 10.1

Amendment No. 1, dated as of December 5, 2011, to the Credit Agreement, dated as of May 7, 2010, among HEI, as Borrower, the Lenders Party Thereto and Bank of Hawaii, as Co-Syndication Agent, and U.S. Bank National Association, as Co-Syndication Agent, and Wells Fargo Bank, National Association, as Co-Syndication Agent, and Bank of America, N.A., as Co-Documentation Agent, and Union Bank, N.A., as Co-Documentation Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent and Issuing Bank, and J.P. Morgan Securities Inc., as Sole Lead Arranger and Sole Book Runner

HECO Exhibit 10.2

Amendment No. 1, dated as of December 5, 2011, to the Credit Agreement, dated as of May 7, 2010, among HECO, as Borrower, the Lenders Party Thereto and Bank of Hawaii, as Co-Syndication Agent, and U.S. Bank National Association, as Co-Syndication Agent, and Wells Fargo Bank, National Association, as Co-Syndication Agent, and Bank of America, N.A., as Co-Documentation Agent, and Union Bank, N.A., as Co-Documentation Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent and Issuing Bank, and J.P. Morgan Securities Inc., as Sole Lead Arranger and Sole Book Runner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Executive Vice President,	Senior Vice President and
Chief Financial Officer and Treasurer	Chief Financial Officer
(Principal Financial Officer of HEI)	(Principal Financial Officer of HECO)
Date: December 6, 2011	Date: December 6, 2011